EXHIBIT 99.1

WESTERN GAS ANNOUNCES
FIRST-QUARTER 2014 RESULTS

HOUSTON, May 6, 2014 – Western Gas Partners, LP (NYSE: WES) (“WES” or the “Partnership”) and Western Gas Equity Partners, LP (NYSE: WGP) (“WGP”) today announced first-quarter 2014 financial and operating results.
WESTERN GAS PARTNERS, LP
Net income available to limited partners for the first quarter of 2014 totaled $63.6 million, or $0.54 per common unit (diluted). For the first quarter of 2014, Adjusted EBITDA(1) was $141.0 million and Distributable cash flow(1) was $119.3 million, resulting in a Coverage ratio(1) of 1.21 times.
Total throughput attributable to WES for natural gas assets for the first quarter of 2014 averaged 3.4 Bcf/d, which was 2% below the prior quarter and 17% above the first quarter of 2013. The prior quarter’s reported throughput included 112 MMcf/d of volumes reported as both gathered by the Partnership’s Wattenberg system and processed by the Partnership’s Platte Valley system. After combining these two systems into the DJ Basin complex in the first quarter of 2014, these volumes are reported only once as processing volumes. Adjusted for comparability, the Partnership’s first-quarter reported throughput would have been 2% higher than the prior quarter.
Capital expenditures attributable to WES including equity investments, but excluding acquisitions, on a cash basis totaled $213.3 million during the first quarter of 2014. Of this amount, maintenance capital expenditures were $8.8 million, or 6% of Adjusted EBITDA(1). Also including equity investments, but excluding acquisitions, capital expenditures attributable to WES on an accrual basis totaled $189.1 million during the first quarter of 2014.

(1) Please see the tables at the end of this release for a reconciliation of non-GAAP to GAAP measures and calculation of the Coverage ratio.

“While 2014 began with tough weather conditions in the Rockies, our resilient portfolio once again delivered strong performance,” said Chief Executive Officer, Don Sinclair. “This year is off to a solid start with our Brasada plant in the Eagleford now operating at or above 90% capacity and our new Lancaster plant in the DJ Basin complex commencing operations in early April.”
WES previously declared a quarterly distribution of $0.625 per unit for the first quarter of 2014, representing a 4% increase over the prior quarter’s distribution and a 16% increase over the first-quarter 2013 distribution of $0.54 per unit. The distribution will be paid on May 14, 2014, to unitholders of record at the close of business on April 30, 2014. The first-quarter 2014 Coverage ratio(1) of 1.21 times is based on the quarterly distribution of $0.625 per unit.
WESTERN GAS EQUITY PARTNERS, LP
As of March 31, 2014, WGP indirectly owned the 2% general partner interest in WES, 100% of the incentive distribution rights in WES and 49,296,205 WES common units. Net income available to limited partners for the first quarter of 2014 totaled $50.5 million, or $0.23 per common unit (diluted).
WGP previously declared a quarterly distribution of $0.25 per unit for the first quarter of 2014, representing an 8% increase over the prior quarter’s distribution and a 40% increase over the first-quarter 2013 distribution of $0.17875. The distribution will be paid on May 23, 2014, to unitholders of record at the close of business on April 30, 2014. WGP will receive distributions from WES of $55.9 million attributable to the first quarter and will pay out $54.7 million in distributions for the same period.

(1) Please see the tables at the end of this release for a reconciliation of non-GAAP to GAAP measures and calculation of the Coverage ratio.

CONFERENCE CALL TOMORROW AT 11 A.M. CDT
WES and WGP will host a joint conference call on Wednesday, May 7, 2014, at 11:00 a.m. Central Daylight Time (12:00 p.m. Eastern Daylight Time) to discuss first-quarter 2014 results. To participate via telephone, please dial 877.621.4819 and enter participant code 23292162. Please call in 10 minutes prior to the scheduled start time. To access the live audio webcast of the conference call and slide presentation, please visit www.westerngas.com. A replay of the call will also be available on the website for approximately two weeks following the conference call.

Western Gas Partners, LP (“WES”) is a growth-oriented Delaware master limited partnership formed by Anadarko Petroleum Corporation to own, operate, acquire and develop midstream energy assets. With midstream assets in the Rocky Mountains, the Mid-Continent, north-central Pennsylvania and Texas, WES is engaged in the business of gathering, processing, compressing, treating and transporting natural gas, condensate, natural gas liquids and crude oil for Anadarko and other producers and customers.
Western Gas Equity Partners, LP (“WGP”) is a Delaware master limited partnership formed by Anadarko to own the following types of interests in WES: (i) the 2.0% general partner interest and all of the incentive distribution rights in WES, both owned through WGP’s 100% ownership of WES’s general partner, and (ii) a significant limited partner interest in WES.

For more information about Western Gas Partners, LP and Western Gas Equity Partners, LP, please visit www.westerngas.com.

This news release contains forward-looking statements. Western Gas Partners and Western Gas Equity Partners believe that their expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this news release. These factors include the ability to meet financial guidance or distribution growth expectations; the ability to safely and efficiently operate WES’s assets; the ability to obtain new sources of natural gas supplies; the effect of fluctuations in commodity prices and the demand for natural gas and related products; the ability to meet projected in-service dates for capital growth projects; construction costs or capital expenditures exceeding estimated or budgeted costs or expenditures; and the other factors described in the “Risk Factors” sections of WES’s and WGP’s most recent Forms 10-K filed with the Securities and Exchange Commission and in their other public filings and press releases. Western Gas Partners and Western Gas Equity Partners undertake no obligation to publicly update or revise any forward-looking statements.

# # #

WESTERN GAS CONTACT
Benjamin Fink, CFA
SVP, Chief Financial Officer and Treasurer
832.636.6010
benjamin.fink@westerngas.com

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures

Below are reconciliations of (i) WES’s Distributable cash flow (non-GAAP) to net income attributable to Western Gas Partners, LP (GAAP), (ii) Adjusted EBITDA attributable to Western Gas Partners, LP (“Adjusted EBITDA”) (non-GAAP) to net income attributable to Western Gas Partners, LP (GAAP) and to net cash provided by operating activities (GAAP), and (iii) Adjusted gross margin attributable to Western Gas Partners, LP (“Adjusted gross margin”) (non-GAAP) to operating income (GAAP), as required under Regulation G of the Securities Exchange Act of 1934. Management believes that WES’s Distributable cash flow, Adjusted EBITDA, Adjusted gross margin, and Coverage ratio are widely accepted financial indicators of WES’s financial performance compared to other publicly traded partnerships and are useful in assessing its ability to incur and service debt, fund capital expenditures and make distributions. Distributable cash flow, Adjusted EBITDA, Adjusted gross margin and Coverage ratio, as defined by WES, may not be comparable to similarly titled measures used by other companies. Therefore, WES’s Distributable cash flow, Adjusted EBITDA, Adjusted gross margin, and Coverage ratio should be considered in conjunction with net income and other applicable performance measures, such as operating income or cash flows from operating activities.

Distributable Cash Flow

WES defines Distributable cash flow as Adjusted EBITDA, plus interest income, less net cash paid for interest expense (including amortization of deferred debt issuance costs originally paid in cash, offset by non-cash capitalized interest), maintenance capital expenditures, and income taxes.

	Three Months Ended March 31,
thousands except Coverage ratio	2014		2013 (1)
Reconciliation of Net income attributable to Western Gas Partners, LP to Distributable cash flow and calculation of the Coverage ratio
Net income attributable to Western Gas Partners, LP	$87,435		$50,714
Add:
Distributions from equity investees	12,313		5,006
Non-cash equity-based compensation expense	1,097		877
Income tax (benefit) expense	(228)		4,166
Depreciation, amortization and impairments (2)	39,975		31,824
Less:
Equity income, net	9,251		3,968
Cash paid for maintenance capital expenditures (2)	8,842		6,032
Capitalized interest	3,440		3,181
Cash paid for (reimbursement of) income taxes	(340)		—
Other income (2) (3)	78		277
Distributable cash flow	$119,321		$79,129

Distributions declared (4)
Limited partners	$73,708
General partner	25,041
Total	$98,749
Coverage ratio	1.21	x

(1)
Financial information has been recast to include the financial position and results attributable to the 20% interest in each of Texas Express Pipeline LLC (“TEP”) and Texas Express Gathering LLC (“TEG”) and a 33.33% interest in Front Range Pipeline LLC (“FRP”) acquired from Anadarko (collectively, the “TEFR Interests”).

(2)	Includes WES’s 75% share of depreciation, amortization and impairments; cash paid for maintenance capital expenditures; and other income attributable to Chipeta.

(3)	Excludes income of $0.4 million for each of the three months ended March 31, 2014 and 2013, related to a component of a gas processing agreement accounted for as a capital lease.

(4)	Reflects distributions of $0.625 per unit declared for the three months ended March 31, 2014.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Adjusted EBITDA Attributable to Western Gas Partners, LP

WES defines Adjusted EBITDA as net income (loss) attributable to Western Gas Partners, LP, plus distributions from equity investees, non-cash equity-based compensation expense, interest expense, income tax expense, depreciation, amortization and impairments, and other expense, less income from equity investments, interest income, income tax benefit, and other income.

	Three Months Ended March 31,
thousands	2014	2013 (1)
Reconciliation of Net income attributable to Western Gas Partners, LP to Adjusted EBITDA attributable to Western Gas Partners, LP
Net income attributable to Western Gas Partners, LP	$87,435	$50,714
Add:
Distributions from equity investees	12,313	5,006
Non-cash equity-based compensation expense	1,097	877
Interest expense	13,961	11,811
Income tax expense	—	4,166
Depreciation, amortization and impairments (2)	39,975	31,824
Less:
Equity income, net	9,251	3,968
Interest income, net – affiliates	4,225	4,225
Other income (2) (3)	78	277
Income tax benefit	228	—
Adjusted EBITDA attributable to Western Gas Partners, LP	$140,999	$95,928

Reconciliation of Adjusted EBITDA attributable to Western Gas Partners, LP to Net cash provided by operating activities
Adjusted EBITDA attributable to Western Gas Partners, LP	$140,999	$95,928
Adjusted EBITDA attributable to noncontrolling interest	4,326	2,846
Interest income (expense), net	(9,736)	(7,586)
Non-cash equity-based compensation expense	53	(73)
Debt-related amortization and other items, net	680	560
Current income tax benefit	518	5,104
Other income (expense), net (3)	81	278
Distributions from equity investments in excess of cumulative earnings	(2,044)	—
Changes in operating working capital:
Accounts receivable, net	(10,982)	21,661
Accounts and natural gas imbalance payables and accrued liabilities, net	(1,727)	21,287
Other	1,878	(1,835)
Net cash provided by operating activities	$124,046	$138,170

Cash flow information of Western Gas Partners, LP
Net cash provided by operating activities	$124,046	$138,170
Net cash used in investing activities	$(576,697)	$(831,633)
Net cash provided by financing activities	$435,014	$336,998

(1)	Financial information has been recast to include the financial position and results attributable to the TEFR Interests.

(2)	Includes WES’s 75% share of depreciation, amortization and impairments; and other income attributable to Chipeta.

(3)	Excludes income of $0.4 million for each of the three months ended March 31, 2014 and 2013, related to a component of a gas processing agreement accounted for as a capital lease.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Adjusted gross margin attributable to Western Gas Partners, LP

WES defines Adjusted gross margin as total revenues less cost of product, plus distributions from equity investees and excluding the noncontrolling interest owner’s proportionate share of revenue and cost of product.

	Three Months Ended March 31,
thousands	2014	2013 (1)
Reconciliation of Adjusted gross margin attributable to Western Gas Partners, LP to Operating income
Adjusted gross margin attributable to Western Gas Partners, LP for natural gas assets	$183,937	$140,395
Adjusted gross margin for crude/NGL assets	10,789	3,591
Adjusted gross margin attributable to Western Gas Partners, LP	$194,726	$143,986
Adjusted gross margin attributable to noncontrolling interest	5,094	3,703
Equity income, net	9,251	3,968
Less:
Distributions from equity investees	12,313	5,006
Operation and maintenance	40,532	36,739
General and administrative	8,415	7,664
Property and other taxes	7,041	5,785
Depreciation, amortization and impairments	40,612	32,440
Operating income	$100,158	$64,023

(1)	Financial information has been recast to include the financial position and results attributable to the TEFR Interests.

Western Gas Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended March 31,
thousands except per-unit amounts	2014	2013 (1)

Revenues
Gathering, processing and transportation of natural gas and natural gas liquids	$141,449	$102,890
Natural gas, natural gas liquids and condensate sales	136,438	121,729
Other, net	1,570	1,147
Total revenues	279,457	225,766

Equity income, net	9,251	3,968

Operating expenses
Cost of product	91,950	83,083
Operation and maintenance	40,532	36,739
General and administrative	8,415	7,664
Property and other taxes	7,041	5,785
Depreciation, amortization and impairments	40,612	32,440
Total operating expenses	188,550	165,711
Operating income	100,158	64,023
Interest income, net – affiliates	4,225	4,225
Interest expense	(13,961)	(11,811)
Other income	477	674
Income before income taxes	90,899	57,111
Income tax (benefit) expense	(228)	4,166
Net income	91,127	52,945
Net income attributable to noncontrolling interest	3,692	2,231
Net income attributable to Western Gas Partners, LP	$87,435	$50,714
Limited partners’ interest in net income:
Net income attributable to Western Gas Partners, LP	$87,435	$50,714
Pre-acquisition net (income) loss allocated to Anadarko	956	(5,458)
General partner interest in net (income) loss	(24,834)	(12,886)
Limited partners’ interest in net income	$63,557	$32,370

Net income per common unit – basic and diluted	$0.54	$0.31
Weighted average common units outstanding – basic and diluted	117,716	104,815

(1)	Financial information has been recast to include the financial position and results attributable to the TEFR Interests.

Western Gas Partners, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

thousands except number of units	March 31, 2014	December 31, 2013 (1)

Current assets	$191,144	$194,810
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	3,519,478	3,383,255
Other assets	806,485	779,743
Total assets	$4,777,107	$4,617,808

Current liabilities	$172,456	$190,460
Long-term debt	1,912,839	1,418,169
Asset retirement obligations and other	80,278	117,143
Total liabilities	$2,165,573	$1,725,772

Equity and partners’ capital
Common units (117,932,582 and 117,322,812 units issued and outstanding at March 31, 2014, and December 31, 2013, respectively)	$2,459,637	$2,431,193
General partner units (2,406,763 and 2,394,345 units issued and outstanding at March 31, 2014, and December 31, 2013, respectively)	81,735	78,157
Net investment by Anadarko	—	312,092
Noncontrolling interest	70,162	70,594
Total liabilities, equity and partners’ capital	$4,777,107	$4,617,808

(1)	Financial information has been recast to include the financial position and results attributable to the TEFR Interests.

Western Gas Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended March 31,
thousands	2014	2013 (1)

Cash flows from operating activities
Net income	$91,127	$52,945
Adjustments to reconcile net income to net cash provided by operating activities and changes in working capital:
Depreciation, amortization and impairments	40,612	32,440
Change in other items, net	(7,693)	52,785
Net cash provided by operating activities	$124,046	$138,170

Cash flows from investing activities
Capital expenditures	$(189,327)	$(166,463)
Acquisitions from affiliates	(360,952)	(465,721)
Acquisitions from third parties	—	(134,869)
Investments in equity affiliates	(27,605)	(64,580)
Distributions from equity investments in excess of cumulative earnings	2,044	—
Other	(857)	—
Net cash used in investing activities	$(576,697)	$(831,633)

Cash flows from financing activities
Borrowings, net of debt issuance costs	$917,742	$384,946
Repayments of debt	(430,000)	—
Increase (decrease) in outstanding checks	1,928	(2,808)
Proceeds from the issuance of common and general partner units, net of offering expenses	18,289	500
Distributions to unitholders	(92,609)	(65,657)
Contributions from noncontrolling interest owner	—	1,097
Distributions to noncontrolling interest owner	(4,124)	(2,650)
Net contributions from (distributions to) Anadarko	23,788	21,570
Net cash provided by financing activities	$435,014	$336,998

Net increase (decrease) in cash and cash equivalents	$(17,637)	$(356,465)
Cash and cash equivalents at beginning of period	100,728	419,981
Cash and cash equivalents at end of period	$83,091	$63,516

(1)	Financial information has been recast to include the financial position and results attributable to the TEFR Interests.

Western Gas Partners, LP
OPERATING STATISTICS
(Unaudited)

	Three Months Ended March 31,
MMcf/d except throughput measured in barrels and per-unit amounts	2014	2013 (1)

Throughput for natural gas assets
Gathering, treating and transportation (2)	1,592	1,251
Processing (2)	1,799	1,609
Equity investment (3)	186	201
Total throughput for natural gas assets	3,577	3,061
Throughput attributable to noncontrolling interest for natural gas assets	173	155
Total throughput attributable to Western Gas Partners, LP for natural gas assets (4)	3,404	2,906
Total throughput (MBbls/d) for crude/NGL assets (5)	79	27
Adjusted gross margin per Mcf attributable to Western Gas Partners, LP for natural gas assets (6)	$0.60	$0.54
Adjusted gross margin per Bbl for crude/NGL assets (7)	$1.52	$1.48

(1)	Throughput has been recast to include throughput attributable to the TEFR Interests.

(2)
The combination of WES’s Wattenberg and Platte Valley systems in the first quarter of 2014 into the entity now referred to as the “DJ Basin complex” resulted in the following: (i) the Wattenberg system volumes previously reported as “Gathering, treating and transportation” are now reported as “Processing” for all periods presented, and (ii) volumes both gathered and processed by the two systems are no longer separately reported.

(3)
Represents WES’s 14.81% share of average Fort Union and 22% share of average Rendezvous throughput. Excludes equity investment throughput measured in barrels (captured in “Total throughput (MBbls/d) for crude/NGL assets” as noted below).

(4)
Includes affiliate, third-party and equity investment throughput (as equity investment throughput is defined in the above footnote), excluding the noncontrolling interest owner’s proportionate share of throughput.

(5)
Represents total throughput measured in barrels, consisting of throughput from our Chipeta NGL pipeline, our 10% share of average White Cliffs throughput, our 25% share of average Mont Belvieu JV throughput, our 20% share of average TEG and TEP throughput and our 33.33% share of average FRP throughput.

(6)
Average for period. Calculated as Adjusted gross margin attributable to Western Gas Partners, LP for natural gas assets (total revenues for natural gas assets less cost of product for natural gas assets plus distributions from our equity investments in Fort Union and Rendezvous, which are measured in Mcf) divided by total throughput attributable to Western Gas Partners, LP for natural gas assets.

(7)
Average for period. Calculated as Adjusted gross margin for crude/NGL assets (total revenues for crude/NGL assets less cost of product for crude/NGL assets plus distributions from our equity investments in White Cliffs, the Mont Belvieu JV, TEG, TEP and FRP, which are measured in barrels), divided by total throughput (MBbls/d) for crude/NGL assets.

Western Gas Equity Partners, LP
CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
(Unaudited)

	Three Months Ended
thousands except per-unit amount and Coverage ratio	March 31, 2014
Distributions declared by Western Gas Partners, LP:
General partner interest	$1,975
Incentive distribution rights	23,066
Common units held by WGP	30,810
Less:
Public company general and administrative expense	940
Cash available for distribution	$54,911

Declared distribution per common unit	$0.25000

Distributions declared by Western Gas Equity Partners, LP	$54,726

Coverage ratio	1.00	x

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended March 31,
thousands except per-unit amounts	2014	2013 (1)

Revenues
Gathering, processing and transportation of natural gas and natural gas liquids	$141,449	$102,890
Natural gas, natural gas liquids and condensate sales	136,438	121,729
Other, net	1,570	1,147
Total revenues	279,457	225,766

Equity income, net	9,251	3,968

Operating expenses
Cost of product	91,950	83,083
Operation and maintenance	40,532	36,739
General and administrative	9,386	8,929
Property and other taxes	7,041	5,785
Depreciation, amortization and impairments	40,612	32,440
Total operating expenses	189,521	166,976
Operating income	99,187	62,758
Interest income, net – affiliates	4,225	4,225
Interest expense	(13,961)	(11,811)
Other income	496	727
Income before income taxes	89,947	55,899
Income tax (benefit) expense	(228)	4,166
Net income	90,175	51,733
Net income attributable to noncontrolling interests	40,634	19,361
Net income attributable to Western Gas Equity Partners, LP	$49,541	$32,372
Limited partners’ interest in net income:
Net income attributable to Western Gas Equity Partners, LP	$49,541	$32,372
Pre-acquisition net (income) loss allocated to Anadarko	956	(5,458)
Limited partners’ interest in net income	$50,497	$26,914
Net income per common unit – basic and diluted	$0.23	$0.12
Weighted average number of common units outstanding – basic and diluted	218,903	218,896

(1)	Financial information has been recast to include the financial position and results attributable to the TEFR Interests.

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

thousands except number of units	March 31, 2014	December 31, 2013 (1)

Current assets	$202,615	$207,827
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	3,519,478	3,383,255
Other assets	806,485	779,743
Total assets	$4,788,578	$4,630,825

Current liabilities	$172,624	$191,483
Long-term debt	1,912,839	1,418,169
Asset retirement obligations and other	80,278	117,143
Total liabilities	$2,165,741	$1,726,795

Equity and partners’ capital
Common units (218,903,498 and 218,895,515 issued and outstanding at March 31, 2014, and December 31, 2013, respectively)	$921,523	$905,082
Net investment by Anadarko	—	312,092
Noncontrolling interests	1,701,314	1,686,856
Total liabilities, equity and partners’ capital	$4,788,578	$4,630,825

(1)	Financial information has been recast to include the financial position and results attributable to the TEFR Interests.

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended March 31,
thousands	2014	2013 (1)

Cash flows from operating activities
Net income	$90,175	$51,733
Adjustments to reconcile net income to net cash provided by operating activities and changes in working capital:
Depreciation, amortization and impairments	40,612	32,440
Change in other items, net	(8,303)	53,203
Net cash provided by operating activities	$122,484	$137,376

Cash flows from investing activities
Capital expenditures	$(189,327)	$(166,463)
Acquisitions from affiliates	(360,952)	(465,721)
Acquisitions from third parties	—	(134,869)
Investments in equity affiliates	(27,605)	(64,580)
Distributions from equity investments in excess of cumulative earnings	2,044	—
Other	(857)	—
Net cash used in investing activities	$(576,697)	$(831,633)

Cash flows from financing activities
Borrowings, net of debt issuance costs	$917,742	$384,946
Repayments of debt	(430,000)	—
Increase (decrease) in outstanding checks	1,928	(2,808)
Proceeds from the issuance of WES common units, net of offering expenses	17,530	—
Offering expenses from the issuance of WGP common units	—	(2,367)
Contributions received from Chipeta noncontrolling interest owner	—	1,097
Distributions to Chipeta noncontrolling interest owner	(4,124)	(2,650)
Distributions to noncontrolling interest owners of WES	(40,996)	(28,789)
Distributions to WGP unitholders	(50,621)	(7,852)
Net contributions from (distributions to) Anadarko	23,788	21,588
Net cash provided by financing activities	$435,247	$363,165

Net increase (decrease) in cash and cash equivalents	$(18,966)	$(331,092)
Cash and cash equivalents at beginning of period	113,085	422,556
Cash and cash equivalents at end of period	$94,119	$91,464

(1)	Financial information has been recast to include the financial position and results attributable to the TEFR Interests.